                                                                          Ex-4.1

        COMMON STOCK                                                COMMON STOCK
          NUMBER                 [METAL MANAGEMENT, INC. LOGO]         SHARES


                                                                                          SEE REVERSE FOR CERTAIN DEFINITIONS AND A
                                                                                          STATEMENT AS TO THE RIGHTS, PREFERENCES,
                                                                                          PRIVILEGES AND RESTRICTIONS OF SHARES
                                                                                          CUSIP  591097 10 0

                            METAL MANAGEMENT, INC.

             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

        THIS CERTIFICATE IS TRANSFERABLE IN SAN FRANCISCO OR NEW YORK



        THIS CERTIFIES THAT



                                   SPECIMEN


        IS THE OWNER OF


 FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.01 PAR VALUE, OF


                            METAL MANAGEMENT, INC.

                             CERTIFICATE OF STOCK


transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

   Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:



                                                   [METAL MANAGEMENT, INC. SEAL]
                SPECIMEN                                                                                   SPECIMEN
              [SIG]                                                                                            [SIG]
   CHAIRMAN OF THE BOARD OF DIRECTORS                                                      PRESIDENT AND CHIEF EXECUTIVE OFFICER




COUNTERSIGNED AND REGISTERED:
CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
                TRANSFER AGENT AND REGISTRAR

BY

                        AUTHORIZED SIGNATURE

                           METAL MANAGEMENT, INC.



        The Company is authorized to issue Common Stock and Preferred Stock. The Board of Directors of the Company has authority to fix the number of shares and the designation of any series of Preferred Stock and to determine or alter the rights, preferences, privileges, and restrictions granted or imposed upon any unissued series of Preferred Stock.

        A statement of the rights, preferences, privileges, and restrictions granted to or imposed upon the respective classes or series of shares and upon the holders thereof as established, from time to time, by the Certificate of Incorporation of the Company and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge from the Transfer Agent of the Company at its offices in San Francisco or New York.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM - as tenants in common                          UNIF GIFT MIN ACT - ................Custodian...................
TEN ENT - as tenants by the entireties                                          (Cus)                        (Minor)
JT TEN  - as joint tenants with rights of                                   under Uniform Gifts to Minors
          survivorship and not as tenants                                   Act.........................................
          in common                                                                       (State)
                                                        UNIF TRF MIN ACT  - ..............Custodian (until age.........)
                                                                                 (Cus)
                                                                            .....................under Uniform Transform
                                                                                 (Minor)
                                                                            to Minors Act...............................
                                                                                                     (State)

                              Additional abbreviations may also be used though not in the above list.



                           FOR VALUE RECEIVED, ___________________ hereby sell, assign and transfer unto



PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

___________________________________



____________________________________________________________________________________________________________________________________
                          (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

____________________________________________________________________________________________________________________________________


____________________________________________________________________________________________________________________________________


______________________________________________________________________________________________________________________________Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

___________________________________________________________________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated  ________________________________________





                                                        X __________________________________________________________________________

                                                        X __________________________________________________________________________
                                                          THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS
                                                 NOTICE:  WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT
                                                          ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed








By__________________________________________________________________________________
THIS SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17AD-15.